AETNA GENERATION PORTFOLIOS, INC.


                         Supplement dated April 1, 1999

The information in this Supplement for Aetna Generation Portfolios, Inc. amends the information contained in the Prospectus dated May 1, 1998 and replaces the Supplement dated August 14, 1998. This Supplement should be read with the Prospectus.


Effective April 1, 1999, the following replaces the section entitled "Management of the Generation Portfolios - Portfolio Management - Jeanne Wong-Boehm" on page 13 and 14 of the Prospectus:

Steven C. Huber, Managing Director, Aeltus, has been managing fixed-income securities since April 1999. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.

Len Carlson, Managing Director, Aeltus, has been managing money market investments since April 1999. Mr. Carlson joined the Aetna organization in 1985 as an investment analyst, and has been managing fixed-income portfolios for several institutional accounts since 1987.


The following replaces the reference to "Transfer, Dividend Disbursing and Redemption Agent" on the back cover the Prospectus:

                                      TRANSFER, DIVIDEND DISBURSING
                                      AND REDEMPTION AGENT

                                      First Data Investors Services Group, Inc.
                                      4400 Computer Drive
                                      Westborough, Massachusetts 01581





X.AETNA-98-5                                                        April 1999